Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($)		Jul. 31, 2025	Jul. 31, 2024
Schedule of Prepaid Expenses and Other Current Assets [Abstract]
Prepayment for advertising service fee	[1]		$ 120,000
Prepayment for consulting service fee	[2]	600,000
Others		22,091	2,224
Total		$ 622,091	$ 122,224

[1]	Prepayment for advertising services represents the advance payments made by the Company to a third party advertising company for producing advertising contents. These prepayments were expensed in the second quarter of fiscal year of 2025 when the services were performed.
[2]	The balance includes amounts paid to Mr. Liu Jun, the former CEO of the Company, in advance for consultancy services. These prepaid amounts will be recognized as expense over the period the services are rendered.